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                                                                    EXHIBIT 10.6

                            FIRST AMENDMENT TO SECOND
                      AMENDED AND RESTATED CREDIT AGREEMENT

         This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "First Amendment") is made and entered into as of the 12th day of July, 2002 by and among LIFE TIME FITNESS, Inc., a Minnesota corporation ("Borrower"), Antares Capital Corporation, a Delaware corporation ("Antares"), as Agent for the several financial institutions from time to time party to the Credit Agreement as such term is hereinafter defined (collectively, the "Lenders" and individually each a "Lender") and for itself as a Lender, BNP Paribas, a banking association organized under the laws of France ("BNPP"), as a Lender and as Documentation Agent, and JP Morgan Chase Bank, as trustee of the Antares Funding Trust created under the Trust Agreement dated as of November 30, 1999 ("Chase"), as a Lender.

                                   WITNESSETH:

         WHEREAS, Borrower, Antares, BNPP, and Chase are parties to that certain Second Amended and Restated Credit Agreement dated as of July 19, 2001 (as amended, restated, modified or supplemented and in effect from time to time, the "Credit Agreement"; capitalized terms used herein and not otherwise defined herein are used with the meanings given such terms in the Credit Agreement) and Antares, BNP and Chase are the sole Lenders under the Credit Agreement as of the date hereof; and

         WHEREAS, Borrower has requested that the credit facilities under the Credit Agreement be increased to up to $40,000,000, and, subject to the terms and conditions of this Amendment, Antares, BNPP and Chase are agreeable to such request; and

         WHEREAS, to effect the foregoing, Borrower, Agent and the Lenders desire to amend the Credit Agreement in certain respects as more fully set forth herein;

         NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this First Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. AMENDMENTS. Subject to the conditions set forth below, on the First Amendment Effective Date:

         (A)      The Credit Agreement shall be amended as follows:

                  (i) Section 1.1(c) shall be amended and restated in its entirety as follows:

                           (c) Term Loans. As of the date of this First Amendment, $10,000,000 in aggregate outstanding principal amount of term loans have been funded by Antares, Chase and BNPP to Borrower. On the First Amendment Effective Date, BNPP and Antares shall each make an additional term loan to Borrower

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                  in the amount of $2,500,000 (such new term loans, collectively with the outstanding term loans, being herein referred to as the "Term Loans"). The maturity date of all of the Term Loans shall be the Revolving Termination Date, when the outstanding principal balance of the Term Loans shall be due and payable in full in a single installment. The outstanding principal balance of the Terms Loans shall bear interest from time to time in accordance with Sections 1.3 and 1.6 hereof.

                  (ii) The definitions of Consolidated EBIDAT, Maximum Revolving Loan Balance and Revolving Termination Date shall each be amended and restated in its entirety as follows:

                           "Consolidated EBIDAT" means, for any period, for the
                  Borrower and its Subsidiaries on a consolidated basis, determined in accordance with GAAP, the sum of (a) Consolidated Net Income (Loss) for such period, plus (b) all amounts deducted in determining such Consolidated Net Income
                  (Loss) for such period for depreciation or amortization, other than depreciation and amortization for such period which are attributable to Clubs which were sold or closed, plus (c) interest expense deducted in determining such Consolidated Net Income (Loss) for such period, plus (d) all accrued taxes on or measured by income to the extent included in the determination of such Consolidated Net Income (Loss) for such period, plus (e) to the extent included in determining such Consolidated Net Income (Loss) for such period, any extraordinary losses and losses from discontinued operations, plus (f) all other non-cash charges which reduced Consolidated Net Income (Loss) for such period, other than any such non-cash charges attributable to Clubs which were sold or closed.

                           "Maximum Revolving Loan Balance" means the lesser of
                  (i) an amount equal to (B) Operating EBIDAT for the twelve-month period ending on the last day of the preceding calendar month multiplied by two and three quarters (2.75) minus (B) the aggregate principal balance of all Senior Debt (other than Revolving Loans and Letter of Credit Participation Liability) then outstanding, or (ii) the Aggregate Revolving Loan Commitment then in effect.

                           "Revolving Termination Date" means the earlier to
                  occur of (a) January 2, 2004, and (b) the date on which the Aggregate Revolving Loan Commitment shall terminate in accordance with the provisions of this Agreement.

                  (iii) The following new definitions shall be added in their proper alphabetical places:

                           "First Amendment" means that certain First Amendment
                  to Second Amended and Restated Credit Agreement dated as of July 12, 2002 by and among Borrower, Agent and the Lenders.

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                           "First Amendment Effective Date" means the date upon
                  which (a) the First Amendment is executed by each of Borrower, Antares, BNPP and Chase, and (b) each of the conditions set forth in Section 3 of the First Amendment has been satisfied.

         2. REAFFIRMATION AND CONFIRMATION OF SECURITY INTEREST. The Borrower hereby confirms to Antares and the Lenders that the Borrower has granted to the Agent, for the benefit of the Agent and the Lenders, a security interest in the Collateral to secure the Obligations of the Borrower to the Agent and the Lenders. The Borrower hereby reaffirms its grant of such security interest and lien to the Agent for such purpose in all respects and confirms that the additional Term Loan contemplated by this First Amendment shall be Obligations secured thereby.

         3. CONDITIONS TO EFFECTIVENESS. This First Amendment Effective Date shall occur upon completion of each of the following conditions to the reasonable satisfaction of each of Antares, BNPP and Chase:

                  (a) Execution and Delivery of First Amendment and Additional Term Notes. This First Amendment shall have been duly executed and delivered by Antares, BNPP, and Chase and the Borrower and the Borrower shall have executed and delivered to each of BNPP and Antares a Term Note evidencing the term loans to be made by such Lenders pursuant to this First Amendment;

                  (b) Secretary's Certificates; Resolutions; Incumbency. The Borrower shall have delivered to Antares, BNPP and Chase a certificate of the Secretary or Assistant Secretary of the Borrower certifying:

                           (i) the names, offices and true signatures of the officers of the Borrower authorized to execute, deliver and perform, as applicable, this First Amendment and the Term Notes to be delivered to BNPP and Antares pursuant hereto and any other instrument, document or agreement to be executed or delivered by the Borrower hereunder; and

                           (ii) copies of resolutions of the board of directors of the Borrower approving and authorizing the execution, delivery and performance by the Borrower of this First Amendment and the Term Notes to be delivered to BNPP and Antares pursuant hereto, and of each other instrument, document or agreement to be executed or delivered by the Borrower hereunder;

                  (c) Payment of Fees. The Borrower shall have paid to Agent, for distribution to the Lenders in accordance with their agreement with respect thereto, a closing fee of $175,000.

                  (d) Legal Opinions and Other Documents. Such opinions of counsel, amendments to the Collateral Documents and other instruments, documents and

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         agreements of the Borrower, as Antares or BNPP may reasonably request in connection with the transactions contemplated by this First Amendment; and

                  (e) No Defaults. No Default or Event of Default shall have occurred and be continuing under the Credit Agreement or could be reasonably expected to arise by reason of the transactions contemplated hereby.

         4. REPRESENTATIONS AND WARRANTIES. To induce Agent and Lenders to enter into this First Amendment, Borrower represents and warrants to Agent and Lenders that:

                  (a) the execution, delivery and performance of this First Amendment and the Term Notes to be delivered to BNPP and Antares pursuant hereto have been duly authorized by all requisite corporate action on the part of Borrower and that this First Amendment has been, and such Term Notes will, when delivered, be duly executed and delivered by Borrower; and

                  (b) each of the representations and warranties set forth in Article 3 of the Credit Agreement (other than those which, by their terms, specifically are made as of certain date prior to the date hereof) are true and correct in all material respects as of the date hereof and will be true and correct in all material respects on the First Amendment Effective Date after giving effect to the transactions contemplated hereby;

                  (c) no approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or other Person is necessary or required in connection with the consummation by the Borrower of the transactions on its part contemplated by this First Amendment which has not been obtained or made prior to the date hereof; and

                  (d) no Default or Event of Default exists as of the date of this First Amendment or will arise by reason of consummation of the transactions contemplated hereby.

         5. CONSENT. The Borrower hereby requests that the Agent and the Lenders confirm their consent (which has been verbally given) to the increase to a principal amount of $4,000,000 and to the extension for an additional five (5) years (to February 28, 2007) of the Indebtedness owed by the Borrower to U.S. Bank in connection with the Borrower's Club located in Plymouth, Minnesota. Borrower hereby confirms that such transaction has closed and the $627,578 of proceeds therefrom was used to repay Revolving Loans (subject to Borrower's rights to reborrow such amounts under the Credit Agreement on the terms and conditions thereof). Borrower also confirms that such consent is effective only in the specific instance set forth herein, and without prejudice to the rights of Agent and the Lenders under the Credit Agreement and the other Loan Documents. Agent and the Lenders hereby confirm that they have consented to such actions by Borrower notwithstanding the provisions of Sections 5.1 and 5.5 of the Credit Agreement.

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         6.       SEVERABILITY. Any provision of this First Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this First Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         7. REFERENCES. From and after the date of execution hereof by all parties hereto, any reference to the Credit Agreement contained in any document, instrument or agreement executed in connection with the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified by this First Amendment.

         8. COUNTERPARTS. This First Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

         9. RATIFICATION. The terms and provisions set forth in this First Amendment shall modify and supersede all inconsistent terms and provisions of the Credit Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement. Except as expressly modified and superseded by this First Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

         10. CAPTIONS. Section captions and headings used in this First Amendment are for convenience only and are not part of and shall not affect the construction of this First Amendment.

         11. GOVERNING LAW. This First Amendment shall be a contract made under and governed by the laws of the State of Illinois, without regard to conflict of laws principles. Whenever possible, each provision of this First Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this First Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this First Amendment.

         12. SUCCESSORS AND ASSIGNS. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Balance of page intentionally left blank; signature page follows.]

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         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Second Amended and Restated Credit Agreement to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

                                    LIFE TIME FITNESS, INC.

                                    By:_____________________________________
                                    Name:___________________________________
                                    Title:__________________________________

                                    ANTARES CAPITAL CORPORATION as Agent and
                                    Lender

                                    By:_____________________________________
                                    Name:___________________________________
                                    Title:__________________________________

                                    BNP PARIBAS, as a Lender and as
                                    Documentation Agent

                                    By:_____________________________________
                                    Name:___________________________________
                                    Title:__________________________________

                                    JP MORGAN CHASE BANK, not individually but solely as trustee of the Antares Funding Trust created under the Trust Agreement dated as of November 30, 1999, as a Lender

                                    By:_____________________________________
                                    Name:___________________________________
                                    Title:__________________________________

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